UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2004
                                                        ------------------


                         PEOPLES BANCORP INC.
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        (Exact name of Registrant as specified in its charter)

            Ohio                       0-16772                 31-0987416
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of incorporation)                Number)           Identification Number)

          138 Putnam Street, PO Box 738
                  Marietta, Ohio                            45750-0738
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Index to Exhibits on Page 4

                                Explanatory Note

The purpose of this Form 8-K/A is to amend the Current Report on Form 8-K filed by Peoples Bancorp Inc. ("Peoples") on September 16, 2004 (the "September 16, 2004 Form 8-K") to provide the estimates required to be reported under Item 2.05, which were omitted, as permitted by the rules, from Peoples' September 16, 2004 Form 8-K.


Section 2 - Financial Information
      Item 2.05    Costs Associated with Exit or Disposal Activities
      On September 10, 2004, Peoples issued a news release announcing its intention to consolidate some of the full-service banking offices of its subsidiary, Peoples Bank, National Association ("Peoples Bank"), in the Ashland, Kentucky area during the fourth quarter of 2004 and concurrent with the completion of the proposed acquisition of two full-service banking offices in the Ashland, Kentucky area from Advantage Bank, a subsidiary of Camco Financial Corporation. Subject to the satisfaction of applicable banking regulations, Peoples Bank intends to close its offices at 1410 Eagle Drive outside Ashland, Kentucky, and 747 Bellefonte Road in Flatwoods, Kentucky, during the fourth quarter of 2004 due to their close proximity to existing and to-be-acquired offices, as well as sales activity at the offices. In addition, Peoples Bank does not plan to operate the to-be-acquired banking office of Advantage Bank at 1640 Carter Avenue in downtown Ashland.

      The banking office closures are subject to not only the satisfaction of applicable banking regulations but also the completion of the acquisition of the two banking offices from Advantage Bank. Management expects Peoples to incur costs of approximately $100,000 in the fourth quarter of 2004 relating to the write down to fair value of the bank premises of the two existing offices to be closed and the recognition of employee termination benefits to be paid in cash.

Section 8 - Other Events
      Item 8.01    Other Events
      On September 10, 2004, Peoples issued a news release announcing the signing of a definitive agreement by its subsidiary, Peoples Bank, to acquire two full-service banking offices in the Ashland, Kentucky area from Advantage Bank. The offices are located at 1640 Carter Avenue in downtown Ashland (which Peoples Bank does not plan to operate following completion of the acquisition) and 6601 US Route 60 just outside Ashland. Under the terms of the agreement, Peoples Bank has agreed to pay $6.6 million in cash in acquiring approximately $65 million of deposits, the fixed assets of the banking offices and approximately $45 million of loans at book value.

      Please also see the discussion in "Item 2.05 Costs Associated with Exit or Disposal Activities" of this Current Report on Form 8-K related to Peoples' intentions to consolidate some of the full-service banking offices of Peoples Bank in the Ashland, Kentucky area following the completion of the acquisition from Advantage Bank and subject to the satisfaction of applicable banking regulations.



Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits
              a) Financial statements of businesses acquired No response required.
              b) Pro forma financial information No response required.
              c) Exhibits

  Exhibit
  Number       Description                 Exhibit Location
------------   --------------------------  ---------------------------------
    99         News Release issued by      Incorporated herein by reference
               Peoples bancorp Inc. on     to Exhibit 99 to Peoples' Current
               September 10, 2004          Report on Form 8-K filed
                                           September 16, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEOPLES BANCORP INC.


Date:  December 9, 2004            By:/s/ MARK F. BRADLEY
                                          -------------------------------------
                                          Mark F. Bradley
                                          President and Chief Operating Officer



                                  EXHIBIT INDEX

  Exhibit
  Number       Description                 Exhibit Location
------------   --------------------------  ---------------------------------
    99         News Release issued by      Incorporated herein by reference
               Peoples Bancorp Inc. on     to Exhibit 99 to Peoples' Current
               September 10, 2004          Report on Form 8-K filed
                                           September 16, 2004